June 12, 2017 Southside Bancshares, Inc. Merger with Diboll State Bancshares, Inc.

Forward Looking Statements • Certain statements of other than historical fact that are contained in this document and in other written material, press releases and oral statements issued by or on behalf of Southside Bancshares, Inc. (“Southside”) or Diboll State Bancshares, Inc. (“Diboll”) may be considered to be "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. These statements may include words such as "expect," "estimate," "project," "anticipate," "appear," "believe," "could," "should," "may," "likely," "intend," "probability," "risk," "objective," "plans," "potential," and similar expressions. Forward-looking statements are statements with respect to Southside Bancshares, Inc.’s or Diboll State Bancshares, Inc.’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside Bancshares, Inc.’s or Diboll State Bancshares, Inc.’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed merger involving Southside and Diboll, including future financial and operating results, Southside’s and Diboll’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite Diboll shareholder approval; (ii) the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the closing of the merger may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) liquidity risk affecting Southside’s and Diboll’s abilities to meet its obligations when they come due. • Additional information concerning Southside Bancshares, Inc. and its business, including additional factors that could materially affect its financial results, is included in Southside Bancshares, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016 under "Business " and Item 1A. "Risk Factors," and in Southside Bancshares, Inc.’s other filings with the Securities and Exchange Commission. Each of Southside Bancshares, Inc. and Diboll State Bancshares, Inc. disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments. 2

Strategic Rationale • Southside Bancshares, Inc. will merge with Diboll State Bancshares, Inc., the holding company for First Bank & Trust East Texas (1) • $1.0 billion total assets • 1.20% LTM ROAA • 35% noninterest-bearing deposits • 0.12% LTM cost of funds • Creates a Texas-based bank with nearly $6.7 billion in assets and $4.6 billion in deposits • Add significant trust assets under management • Strong cultural fit • Similar business model and lending culture • First Bank & Trust East Texas was established in 1953 and has a long track record of solid performance • Strong insider ownership • Management teams are very familiar with one another • Contiguous markets that complement and expand Southside’s East Texas footprint • Financially attractive • Full run-rate earnings per share accretion of more than 7% • Minimal tangible book value per share dilution is earned back in less than 4 years • 17% internal rate of return 3 (1) Based on call report data for First Bank & Trust East Texas as of or for the period ended 3/31/2017. LTM = last twelve months.

Overview of Diboll 4 (1) Based on call report data for First Bank & Trust East Texas as of the period ended 3/31/2017. (2) For the last twelve month period ended 3/31/2017. Franchise Overview - Established in 1953 - Locally owned and operated - 17 locations throughout East Texas - 35% of deposits are noninterest-bearing - Well-run, profitable company with solid asset quality and an exceptional deposit base - As of March 31, 2017, Diboll’s trust department had approximately $860 million in total assets under management (AUM) Key Financial Highlights (1) Gross Loans HFI ($mm) Net Income ($mm) (Dollars in millions) Total Assets $1,011 Gross Loans Held for Investment 659 Total Deposits 908 Tangible Common Equity 93 TCE Ratio 9.24% Tier 1 RBC Ratio 12.91 Total RBC Ratio 13.99 Return on Average Assets (2) 1.20 Net Interest Margin (2) 3.95 Efficiency Ratio (2) 58.93 Cost of Funds (2) 0.12 NPAs / Assets 0.86 NCOs / Average Loans (2) 0.31 $554 $603 $623 $642 $0 $200 $400 $600 $800 2013 2014 2015 2016 $9.5 $10.8 $11.7 $12.3 $0.0 $4.0 $8.0 $12.0 $16.0 2013 2014 2015 2016

Austin Texas 40 35 35 10 10 20 20 30 45 Southside Diboll State (Dollars in millions) Bancshares, Inc. Bancshares, Inc. Combined (1) Total Assets 5,656$ 1,011$ 6,667$ Total Loans HFI 2,539 659 3,198 Total Deposits 3,705 908 4,613 LTM Earnings 50.8 11.8 62.6 Southside (49) Diboll (17) Combined Franchise 5 - Significant scale throughout East Texas provides stable source of low-cost core deposits - Strong presence in Dallas / Fort Worth provides robust loan growth opportunities 0 103 91 Sources: SNL Financial and SEC filings of Southside Bancshares, Inc. Note: Based on call report data for First Bank & Trust East Texas and SEC filings for Southside Bancshares, Inc. as of or for the last twelve month (LTM) period ended 3/31/2017. (1) Excludes purchase accounting adjustments and synergies.

Top Ten Texas-Based Banks 6 0 103 91 Sources: SNL Financial; deposits are as of 6/30/2016 and are pro forma for pending acquisitions. Deposit Market Share of Texas-Based Institutions Market No. of Deposits Share Rank Institution Name Branches ($mm) (%) 1 Cullen/Frost Bankers Inc. 146 24,337.6 9.8% 2 Texas Capital Bancshares Inc. 12 16,757.6 6.7 3 Prosperity Bancshares Inc. 250 15,419.9 6.2 4 Comerica Inc. 122 9,802.2 3.9 5 International Bancshares Corp. 150 7,272.0 2.9 6 Hilltop Holdings Inc. 63 6,731.7 2.7 7 LegacyTexas Finl Group Inc. 45 5,655.1 2.3 8 Independent Bank Group Inc. 66 5,556.3 2.2 9 First Financial Bankshares 74 5,134.0 2.1 10 Southside / First Bank & Trust 66 4,441.8 2.0 10 Southside Bancshares Inc. 49 3,574.5 1.7 50 First Bank & Trust East Texas 17 867.3 0.3 Total For all Texas Institutions 3,717 $249,611.1

Loan Portfolio ($000) Amount % of Total Construction $439,707 13.8% Residential Real Estate 824,324 25.8% Commercial Real Estate 1,203,472 37.6% Commercial 272,811 8.5% Municipal 297,825 9.3% Consumer 160,034 5.0% Gross Loans HFI $3,198,173 100.0% Loan Portfolios MRQ = Most Recent Quarter. (1) Southside data per SEC Form 10-Q. (2) Based on call report data for First Bank & Trust East Texas as of or for the period ended 3/31/2017. (3) Excludes potential purchase accounting adjustments. 7 Southside Bancshares, Inc. (1) Diboll State Bancshares, Inc. (2) Combined (3) Construction 14.3% Residential R.E. 24.5% Commercial R.E. 38.4% Commercial 7.0% Municipal 11.7% Consumer 4.1% Construction 11.7% Residential R.E. 30.6% Commercial R.E. 34.8% Commercial 14.5% Municipal 0.1% Consumer 8.3% Construction 13.8% Residential R.E. 25.8% Commercial R.E. 37.6% Commercial 8.5% Municipal 9.3% Consumer 5.0% Loan Portfolio ($000) Amount % of Total Construction $362,367 14.3% Residential Real Estate 622,881 24.5% Commercial Real Estate 974,307 38.4% Commercial 176,908 7.0% Municipal 297,417 11.7% Consumer 105,038 4.1% Gross Loans HFI $2,538,918 100.0% Loan Portfolio ($000) Amount % of Total Construction $77,340 11.7% Residential Real Estate 201,443 30.6% Commercial Real Estate 229,165 34.8% Commercial 95,903 14.5% Municipal 408 0.1% Consumer 54,996 8.3% Gross Loans HFI $659,255 100.0% MRQ Yield on Loans: 4.49% MRQ Yield on Loans: 5.07%

Deposit Composition MRQ = Most Recent Quarter. (1) Southside data per Schedule FR Y-9C and call report data. (2) Based on call report data for First Bank & Trust East Texas as of or for the period ended 3/31/2017. (3) Excludes potential purchase accounting adjustments. 8 Southside Bancshares, Inc. (1) Diboll State Bancshares, Inc. (2) Combined (3) Noninterest- Bearing Demand 20.3% Interest- Bearing Demand 45.4% Savings 7.1% Time <$100k 8.0% Time >$100k 19.2% Noninterest- Bearing Demand 35.2% Interest- Bearing Demand 40.0% Savings 10.1% Time <$100k 6.5% Time >$100k 8.2% Noninterest- Bearing Demand 23.2% Interest- Bearing Demand 44.4% Savings 7.7% Time <$100k 7.7% Time >$100k 17.0% MRQ Cost of Deposits: 0.48% MRQ Cost of Deposits: 0.12% Deposit Portfolio ($000) Amount % of Total Noninterest-Bearing Demand $1,072,725 23.2% Interest-Bearing Demand 2,047,109 44.4% Savings 353,642 7.7% Time <$100k 355,598 7.7% Time >$100k 784,331 17.0% Total Deposits $4,613,405 100.0% Deposit Portfolio ($000) Amount % of T tal Noninterest-Bearing Demand $753,224 20.3% Interest-Bearing Demand 1,683,683 45.4% Savings 262,116 7.1% Time <$100k 296,503 8.0% Time >$100k 709,770 19.2% Total Deposits $3,705,296 100.0% Deposit Portfoli ($000) Am unt % of Total Noninterest-Bearing Demand $319,501 35.2% Interest-Bearing Demand 363,426 40.0% Savings 91,526 10.1% Time <$100k 59,095 6.5% Time >$100k 74,561 8.2% Total Deposits $908,109 100.0%

Transaction Summary • 5,535,000 shares of Southside common stock and up to $25,000,000 in cash • 88.6% stock / 11.4% cash (1) Aggregate Consideration • $218.8 million Aggregate Transaction Value (1) • Two Diboll board members will join Southside’s board; pro forma board of 17 members Board Seats • 84.1% Southside / 15.9% Diboll Pro Forma Ownership • Customary regulatory approvals and Diboll shareholder approval Required Approvals • Fourth Quarter of 2017 Expected Closing (1) Based on Southside common stock price of $35.01 as of 6/12/2017. 9 • $9.0 million payable by Diboll under certain circumstances Termination Fee • Completed Due Diligence

Transaction Multiples and Pro Forma Impact 10 (1) Based on Southside common stock price of $35.01 as of 6/12/2017. (2) Core deposits equal to total deposits less time deposits greater than $100,000. (3) Includes 75% 2018 phase-in of cost savings and 100% thereafter. Estimated Pro Forma Capital Ratios At Closing Price / LTM Earnings 2018e EPS Accretion(3) 2019e EPS Accretion(3) Internal Rate of Return TBV Earnback Period 18.8x ~5.4% ~7.3% 17% Less than 4.0 years Price / TBV 2.28x Core Deposit Premium(2) 14.6% TCE / TA Leverage Ratio Total Capital Ratio Transaction Multiples(1) Transaction Metrics 7.7% 9.1% 18.0%

Concluding Thoughts 11 • Strong cultural fit with complementary business models and management styles • Expands presence in East Texas markets that complement and expand Southside’s East Texas markets • Financially attractive with earnings per share accretion, manageable tangible book value earnback period, and high internal rate of return • Pro forma regulatory capital ratios far in excess of well-capitalized minimums

Appendix 12

SOUTHSIDE BANCSHARES, INC.

First Bank and Trust East Texas

(Dollars in thousands)	2013 FY 12/31/2013	2014 FY 12/31/2014	2015 FY 12/31/2015	2016 FY 12/31/2016	2017 FQ1 3/31/2017
Balance Sheet					
Total Assets	$ 861,637	$ 919,762	$ 980,698	$ 983,124	$ 1,010,726
Total Net Loans Held for Investment	547,550	596,069	615,144	634,012	651,753
Total Deposits	777,386	827,465	885,980	882,959	908,109
Tangible Common Equity	75,236	82,265	86,003	91,131	92,786
Income Statement					
Net Interest Income	$ 31,919	$ 33,612	$ 34,809	$ 36,340	$ 9,093
Provision for Loan Losses	749	1,430	843	1,424	998
Noninterest Income	10,075	10,251	10,590	11,063	2,735
Realized Gains / (Losses) on Securities	17	114	(1)	167	-
Noninterest Expense	27,870	27,021	27,555	28,415	7,116
Pre-tax Net Income	13,392	15,526	17,000	17,731	3,714
Net Income	$ 9,471	$ 10,772	$ 11,696	$ 12,277	$ 2,551
Profitability (%)					
ROAA	1.10	1.19	1.25	1.25	1.04
ROAE	11.78	12.58	12.74	12.51	10.33
ROATCE	12.87	13.67	13.76	13.44	11.10
Net Interest Margin	4.04	4.03	4.05	3.97	3.96
Efficiency Ratio	64.7	60.2	59.5	58.8	59.1
Noninterest Income/ Net Operating Revenue	23.40	22.85	22.85	22.91	22.71
Balance Sheet Ratios / Capital (%)					
Loans/ Deposits	71.24	72.89	70.26	72.67	72.60
Tangible Common Equity/ Tangible Assets	8.80	9.01	8.83	9.33	9.24
Tier 1 Ratio	12.90	13.17	12.38	13.01	12.91
Total Risk Based Capital Ratio	14.03	14.36	13.48	14.13	13.99
Leverage Ratio	8.56	8.73	8.86	9.17	9.51
Asset Quality (%) (1)					
NPLs/ Loans	0.30	0.77	0.94	1.25	1.00
NPAs/ Assets	0.29	0.52	0.60	0.85	0.86
NCOs/ Avg Loans	0.12	0.10	0.09	0.18	0.69
Reserves/ Loans	1.13	1.18	1.18	1.19	1.14

Source: SNL Financial.
Note: Based on call report data for First Bank & Trust East Texas.
(1) NPLs include nonaccrual loans, loans 90+ days past due and restructured loans; NPAs include NPLs and OREO.

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Additional Information • This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Southside and Diboll, Southside will file with the SEC a Registration Statement on Form S-4, which will include a proxy statement of Diboll that will also constitute a prospectus of Southside. After the registration statement is declared effective by the SEC, a definitive proxy statement/prospectus will be delivered to Diboll’s shareholders. SOUTHSIDE AND DIBOLL URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain (when available) copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Southside’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; (iii) Diboll State Bancshares, Inc. upon written request to Jay Shands at 104 North Temple Drive, Diboll, TX 75941. 14